UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2014

WORLD MOTO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54694	77-0716386
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

131 Thailand Science Park INC-1 #214	N/A
Phahonyothin Road
Klong1, Klong Luang
Pathumthani 12120 Thailand
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 840-8781

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02.             Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 17, 2014, in response to a comment letter from the Securities and Exchange Commission received by World Moto, Inc., a Nevada corporation (the “Company”) in connection with its Registration Statement on Form S-1, the Company, through its principal financial officer and its principal accounting officer, concluded that disclosures should be made and action should be taken to prevent future reliance on their previously issued audit report related to the consolidated balance sheets of the Company as of December 31, 2013 and 2012, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the year ended December 31, 2013 and 2012 (the “Audit Report”), as well as the Company’s consolidated financial statements for the quarterly periods ended March 31, 2014 and June 30, 2014 (the “Quarterly Periods”).

The Company concluded that 1) the assets acquired from World Moto (Thailand) Co., Ltd. (the “Transferor”) in 2012 should be recorded at the Transferors’ historical cost basis because the Company’s new shareholders obtained control of the Company as of the acquisition date, with an overall ownership percentage of approximately 60%; 2) that the shares issued to the new shareholders should be recorded at the Transferor’s historical cost of zero on the assets acquired; and 3) the franchise fee revenues by the Company should not be recognized until the franchisee commences operations.

The Company concluded that the financial statements as of June 30, 2014, March 31, 2014, December 31, 2013 and December 31, 2012 and for three months ended March 31, 2014 and 2013, for the three and six months ended June 30, 2014 and 2013 and for the years ended December 31, 2013 and 2012 need to be restated to reflect the above changes.

The board of directors of the Company has discussed the foregoing issues with the Company’s independent registered public accounting firm, GBH CPAs, PC (“GBH”) and the Company has filed amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and amendments to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 to reflect the restatements described in this Current Report on Form 8-K.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD MOTO, INC.

Date: November 10, 2014	By:	/s/ Paul Giles
Paul Giles, Chief Executive Officer